UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

NextMedia Operating, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-84416	84-154397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddlers Green Circle, Suite 360E Greenwood Village Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 694-9118

Not Applicable.

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 – Press Release of NextMedia Operating, Inc. dated May 6, 2004.

Item 12. Results of Operations and Financial Condition

The information set forth in the press release issued by NextMedia Operating, Inc. announcing financial results for the three months ended March 31, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMEDIA OPERATING, INC.

Date: May 11, 2004	By:	/S/ SEAN R. STOVER

	Name:	Sean R. Stover
	Title:	Senior Vice President and Chief Financial Officer

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